Exhibit 99.1

FINAL

For Immediate Release

CHC Group Plan of Reorganization Confirmed by Court

IRVING, TX, March 5, 2017 – CHC Group (the "Company" or "CHC") today announced that the United States Bankruptcy Court for the Northern District of Texas has confirmed the Company’s Plan of Reorganization (the “Plan”) and signed a confirmation order to that effect. The Company expects to complete its financial restructuring process and emerge from Chapter 11 in the next few weeks, after the conditions of the Plan are satisfied.

Under the terms of the Plan, a comprehensive recapitalization of CHC will be completed that will provide $300 million in new capital from certain of the Company's existing creditors, as well as terms for restructured aircraft leases and the option for additional asset based financing commitments of $150 million from The Milestone Aviation Group Limited and its affiliates. In addition, under the Plan, CHC’s liabilities will be reduced and its debt restructured.

Karl Fessenden, President and Chief Executive Officer:

“We are very pleased with the Court’s approval of our Plan, which is the final legal step in our financial restructuring process and a key milestone toward CHC emerging as a stronger, better capitalized company. Completing this process and effecting our Plan positions CHC as an economically robust and agile competitor in the global helicopter services market and provides the Company with a strong foundation for long-term success. Our competitive financial and operating structure will allow us to capitalize on our legacy of innovation and invest in and grow CHC’s business in the years to come. We have also been successful, by working with our various fleet providers, to renew our fleet to the correct mix and number of aircraft to best meet our customers' needs. We remain committed to maintaining a technologically advanced and reliable fleet that helps our customers reach their goals and will continue to raise the standard for safety, customer service and value across the industry.”

Mr. Fessenden added, “We thank our employees for their hard work and dedication throughout this process. We also thank our customers, suppliers and other stakeholders for their support and look forward to continuing to partner with them well into the future.”

CHC's Plan and Disclosure Statement as well as other information related to the restructuring proceedings are available at www.kccllc.net/chc.

Customers, suppliers and other stakeholders can find additional information about CHC's reorganization at www.chcheli.com/restructuring.

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About CHC

For 70 years, CHC Helicopter has provided safe, reliable, cost-effective helicopter service in some of the most remote and challenging environments around the world. With extensive experience transporting customers in the oil and gas industry, supporting search-and-rescue and EMS contracts, and providing maintenance, repair and overhaul services, our dedication to safety and reputation for quality and innovation help our customers reach beyond what they thought possible. Visit www.chcheli.com for information.

Contact:

CHC Group

MEDIA

Susan Gordon, +1.214.262.7426

Senior Director, Global Communications

susan.gordon@chcheli.com

INVESTORS

+1.604.247.7060

investor@chcheli.com

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Cautionary Note on Forward-Looking Statements

This press release and other statements that we may make contain forward-looking statements. Forward-looking statements are statements that are not historical facts and include statements about our expectations for the timing of the effective date of the Plan, our future financial condition and future business plans and expectations, the effect of, and our expectations with respect to, the operation of our business, adequacy of financial resources and commitments and operating expectations following our emergence from Chapter 11. Such forward-looking statements are based upon the current beliefs and expectations of our management, but are subject to risks and uncertainties, which could cause actual results and/or the timing of events to differ materially from those set forth in the forward-looking statements, including, among others: our ability to implement the Plan as confirmed by the Bankruptcy Court; our ability to operate profitably after emerging from Chapter 11 will depend on increasing our revenue, lowering our costs, and obtaining sufficient financing or other capital to operate successfully; we have substantial liquidity needs and may not be able to obtain any equity or debt financings in the capital markets on terms that are attractive or at all in the event that the cash proceeds from the issuance and sale of second-lien convertible notes pursuant to the rights offering under the Plan, together with the additional asset based financing commitments from The Milestone Aviation Group Limited and its affiliates, are insufficient to meet our liquidity needs ; we may be subject to claims that remain disputed even after emergency from Chapter 11 or will not be discharged in the Chapter 11 proceedings; we have rejected and abandoned a significant portion of our helicopter fleet through our Chapter 11 proceedings, which may result in an inability to quickly respond to new opportunities and a significant loss of market share and profit margins; our consolidated financial statements going forward will be prepared on the basis of “fresh-start” accounting and thus may not be comparable with our historical consolidated financial statements; we have a history of net losses; our substantial level of indebtedness, operating lease commitments, purchase and other commitments could materially adversely affect our ability to fulfill our obligations under our debt agreements, our ability to react to changes in our business and our ability to incur additional debt to fund future needs; all flights with the aircraft type H225 and AS332 L2 have been temporarily grounded which may cause a material and adverse impact to our financial viability; operating helicopters involves a degree of inherent risk and we are exposed to the risk of losses from safety incidents; if we are unable to mitigate potential losses through a robust safety management and insurance coverage program, our financial condition would be jeopardized in the event of a safety or other hazardous incident; failure to maintain standards of acceptable safety performance could have an adverse impact on our ability to attract and retain customers and could adversely impact our reputation, operations and financial performance; our operations are largely dependent upon the level of activity in the offshore oil and gas industry; the oil and gas industries on which we are largely dependent are suffering through a severe downturn, resulting in significant negative impact on demand for our services, and no assurance can be given that the downturn will not continue to be prolonged; many of the markets in which we operate are highly competitive, and if we are unable to effectively compete, it may result in a loss of market share or a decrease in revenue or profit margins; we rely on a limited number of large offshore helicopter support contracts with a limited number of customers. If any of these are terminated early or not renewed, our revenues could decline; negative publicity may adversely impact us; our fixed operating expenses and long-term contracts with customers could adversely affect our business under certain circumstances; we depend on a small number of helicopter manufacturers and any safety issues can severely limit our ability to continue operating helicopters already in our fleet; we depend on a limited number of third-party suppliers for helicopter parts and subcontract services; restructuring of our operations and organizational structure may lead to significant costs; our business requires substantial capital expenditures, lease and working capital financing, which we are currently blocked from accessing through the capital markets and banks. Any further deterioration of current industry or business conditions or the capital and banking markets generally could adversely impact our business, financial condition and results of operations; we rely on the secondary used helicopter market to dispose of our older helicopters and parts due to our ongoing fleet modernization efforts; our operations are subject to extensive regulations which could increase our costs and adversely affect us; our maintenance, repair and overhaul (MRO) business, Heli-One, could suffer if licenses issued by original equipment manufacturers (OEMs) and/or governmental authorities are not renewed or we cannot obtain additional licenses; we derive significant revenue from non-wholly owned variable interest entities. If we are unable to maintain good relations with the other owners of such non-wholly owned entities, our business, financial condition or results of operations could be adversely affected; our operations may suffer due to political, regulatory, commercial and economic uncertainty; our business in countries with a history of corruption and transactions with foreign governments increases the compliance risks associated with our international activities; we are subject to extensive federal, state, local and foreign environmental, health and safety laws, rules, regulations and ordinances that could have an adverse impact on our business; we are subject to many different forms of taxation in various jurisdictions throughout the world, which could lead to disagreements with tax authorities regarding the application of tax laws; the offshore helicopter services industry is cyclical; we are exposed to foreign currency risks; our failure to hedge exposure to fluctuations in foreign currency exchange rates effectively could unfavorably affect our financial performance; we are exposed to credit risks; our customers may seek to shift risk to us; if oil and gas companies undertake cost reduction methods, there may be an adverse effect on our business; reductions in spending on helicopter services by government agencies could lead to modifications of search and rescue (SAR) and emergency medical services (EMS) contract terms or delays in receiving payments, which could adversely impact our business, financial condition and results of operations; failure to develop or implement new technologies and disruption to our systems could affect our results of operations; we rely on information technology, and if we are unable to protect against service interruptions, data corruption, cyber-based attacks or network security breaches, our operations could be disrupted and our business could be negatively affected; the loss of key personnel could affect our growth and future success; labor problems could adversely affect us; if the assets in our defined benefit pension plans are not sufficient to meet the plans' obligations, we could be required to make substantial cash contributions and our liquidity could be adversely affected; adverse results of legal proceedings could materially and adversely affect our business, financial condition or results of operations; upon the effective date of the plan, the issued and outstanding ordinary shares of CHC will have no value we have not paid dividends on our ordinary shares historically and may not pay any cash distributions on our common units in the future; and other risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K for the year ended April 30, 2016. The Company's filings with the Securities and Exchange Commission are available at www.sec.gov. You are urged to consider these factors carefully in evaluating the forward-looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. The forward-looking statements speak only as of the date on which they are made and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances. No assurances can be given that our emergence from Chapter 11 will ultimately be successful or that we will succeed in strengthening our balance sheet or increase our financial flexibility. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes may vary materially from those indicated.